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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): MARCH 9, 2006
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                                   TEAM, INC.
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               (Exact Name of Registrant as Specified in Charter)


           TEXAS                      001-08604                   74-1765729
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                200 HERMANN DRIVE
                               ALVIN, TEXAS 77511
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code: (281) 331-6154
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


      Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

      (b) On March 9, 2006, Team, Inc. (the "Company") received notice from E. Patrick Manuel of his intent to resign as a director of the Company effective immediately. Mr. Manuel advised the Company that he was voluntarily resigning because a member of Mr. Manuel's family was contemplating making an investment in an entity that currently offers services that are similar to some of the services currently provided by the Company. While it is not clear that such an investment, if made, would constitute a conflict of interest for Mr. Manuel, he informed the Company that he wanted to avoid even an appearance of a potential conflict of interest.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAM, INC.


                                        By: /s/ Gregory T. Sangalis
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                                                Gregory T. Sangalis
                                                Senior Vice President - Law &
                                                Administration
Dated:  March 10, 2006